                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                 August 12, 2003


                             SBS TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


       New Mexico                   1-10981                    85-0359415
  --------------------          ----------------         ---------------------
    (State or other               (Commission              (I.R.S. Employer
    jurisdiction of               File Number)            Identification No.)
    incorporation)


                    2400 Louisiana Blvd., NE AFC Bldg. 5-600
                          Albuquerque, New Mexico 87110
          (Address of Principal Executive Offices, including zip code)


                                 (505) 875-0600
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, AND EXHIBITS

         (c) Exhibits

             Exhibit Number            Description
             --------------            -----------

                99.1                   Press Release, dated August 12, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The following information is intended to be included under "Item 12. Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On August 12, 2003, SBS Technologies, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended June 30, 2003. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SBS TECHNOLOGIES, INC.


                                       By:  /S/ JAMES E. DIXON, JR
                                          -------------------------------------
                                                James E. Dixon, Jr.
                                                Executive Vice President
                                                Chief Financial Officer; and
Dated: August 12, 2003                          Treasurer


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                                  Exhibit Index


    Exhibit
     Number            Description
    -------            -----------
     99.1              Press Release, dated August 12, 2003